UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 28, 2013

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	I.R.S. Employer Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

000-53742	FIRSTENERGY SOLUTIONS CORP.	31-1560186
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

FirstEnergy Corp. (“FirstEnergy”) and its subsidiary, FirstEnergy Solutions Corp. (“FES”), are disclosing under Item 7.01 of this Current Report on Form 8-K the Consolidated Financial Statements of FirstEnergy’s subsidiary, Allegheny Energy Supply Company, LLC (“AE Supply”), and AE Supply’s subsidiaries for the year ended December 31, 2012, the period February 25, 2011 through December 31, 2011 and the period January 1, 2011 through February 24, 2011 (the “AE Supply Financial Statements”). The AE Supply Financial Statements are attached hereto as Exhibit 99.1 and are incorporated by reference herein. The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and will not, except to the extent required by applicable law or regulation, be deemed filed by FirstEnergy or FES for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor will any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On February 28, 2013, FirstEnergy issued a press release announcing that FES and AE Supply had each commenced tender offers to purchase for cash up to $1,080,000,000 in aggregate principal amount of certain series of their respective outstanding debt securities. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Consolidated Financial Statements of AE Supply and subsidiaries for the year ended December 31, 2012, the period February 25, 2011 through December 31, 2011 and the period January 1, 2011 through February 24, 2011.

99.2	Press Release issued by FirstEnergy, dated February 28, 2013.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “believe,” “estimate” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual results may differ materially due to: the speed and nature of increased competition in the electric utility industry, in general, and the retail sales market in particular, the impact of the regulatory process on the pending matters before FERC and in the various states in which we do business including, but not limited to, matters related to rates and pending rate cases, the uncertainties of various cost recovery and cost allocation issues resulting from ATSI’s realignment into PJM, economic or weather conditions affecting future sales and margins, regulatory outcomes associated with Hurricane Sandy, changing energy, capacity and commodity (including, but not limited to, coal, natural gas and oil) market prices, and availability and their impact on retail margins, financial derivative reforms that could increase our liquidity needs and collateral costs, the continued ability of our regulated utilities to collect transition and other costs, operation and maintenance costs being higher than anticipated, other legislative and regulatory changes, and revised environmental requirements, including possible GHG emission, water discharge, water intake and coal combustion residual regulations, the potential impacts of CAIR, and any laws, rules or regulations that ultimately replace CAIR, and the effects of the EPA’s MATS rules including our estimated costs of compliance, the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including NSR litigation or potential regulatory initiatives or rulemakings (including that such expenditures could result in our decision to deactivate or idle certain generating units), the uncertainties associated with the deactivation of certain older unscrubbed regulated and competitive fossil units, including the impact on vendor commitments, and the timing thereof as they relate to, among other things, the RMR arrangements and the reliability of the transmission grid, adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to the revocation or non-renewal of necessary licenses, approvals or operating permits by the NRC or as a result of the incident at Japan’s Fukushima Daiichi Nuclear Plant), adverse legal decisions and outcomes related to ME’s and PN’s ability to recover certain transmission costs through their TSC riders, the impact of future changes to the operational status or availability of our generating units, the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings, including, but not limited to, any such proceedings related to vendor commitments, replacement power costs being higher than anticipated or inadequately hedged, the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates, changes in customers’ demand for power, including but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates, the ability to accomplish or realize anticipated benefits from strategic and financial goals including, but not limited to, the ability to successfully complete the proposed West Virginia asset transfer and to improve our credit metrics, our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of fuel and fuel transportation on such margins, the ability to experience growth in the Regulated Distribution segment and to continue to successfully implement our direct retail sales strategy in the Competitive Energy Services segment, changing market conditions that could affect the measurement of liabilities and the value of assets held in our NDTs, pension trusts and other trust funds, and cause us and our subsidiaries to make additional contributions sooner, or in amounts that are larger than currently anticipated, the impact of changes to material accounting policies, the ability to access the public securities and other capital and credit markets in accordance with our financing plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries, actions that may be taken by credit rating agencies that could negatively affect us and our subsidiaries’ access to financing, increase the costs thereof, and increase requirements to post additional collateral to support outstanding commodity positions, LOCs and other financial guarantees, changes in national and regional economic conditions affecting us, our subsidiaries and our major industrial and commercial customers, and other counterparties including fuel suppliers, with which we do business, issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business, the risks and other factors discussed from time to time in our SEC filings, and other similar factors. The foregoing review of factors should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy’s or FES’ business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy and FES expressly disclaim any current intention to update, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

February 28, 2013

FIRSTENERGY CORP.
Registrant

FIRSTENERGY SOLUTIONS CORP.
Registrant

By:	/s/ Harvey L. Wagner
Harvey L. Wagner Vice President, Controller and Chief Accounting Officer

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